POWER OF ATTORNEY

We, the undersigned directors and officers of Aetna Insurance Company of America hereby constitute and appoint Susan E. Bryant, Julie E. Rockmore and Kirk P. Wickman and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933.

                                                33-59749
                                                33-62481
                                                33-63611
                                                33-63657
                                                33-80750
                                               333-22723


Registration Statements filed under the Investment Company Act of 1940:

                                               811-08582

hereby ratifying and confirming on this 18 day of March, 1997, our signatures as they may be signed by our said attorneys to any such Registration Statements and any and all amendments thereto.

           Signature/Title                          Signature/Title

        /s/ Daniel P. Kearney                     /s/ Deborah Koltenuk
--------------------------------------   ---------------------------------------
          Daniel P. Kearney                         Deborah Koltenuk
       President and Director             Vice President, Treasurer, Corporate
    (Principal Executive Officer)               Controller and Director
                                          (Principal Financial and Accounting
                                                        Officer)



         /s/ Laura R. Estes                      /s/ James J. Mallozzi
--------------------------------------   ---------------------------------------
      Laura R. Estes, Director                James J. Mallozzi, Director